UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2006

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0420589

(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Credit Agreement Amendment

On December 28, 2006, Bank of America, N.A. and KVH Industries, Inc. (the “Company”) amended the maturity date of the Amended and Restated Credit and Security Agreement, dated July 17, 2003, providing for a $15,000,000 line of credit (the “Line”) to the Company from December 31, 2006 to December 31, 2008.

The foregoing description of the amendment to the Line is qualified in its entirety by reference to Second Amendment and Note Modification Agreement filed as Exhibit 10.1 to this Report on Form 8-K and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment and Note Modification Agreement, dated December 28, 2006 by and among KVH Industries, Inc., (the “Borrower”), and Bank of America, N.A. (the Bank).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: January 3, 2007	BY:	/s/ PATRICK J. SPRATT
Patrick J. Spratt
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment and Note Modification Agreement, dated December 28, 2006 by and among KVH Industries, Inc., (the “Borrower”), and Bank of America, N.A. (the Bank).